SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant                                                              (X)

Filed by a Party other than the Registrant                                  (   )

Check the appropriate box:

(X)	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
( )	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a‑11(c) or Section 240.14a‑12

AERO MARINE ENGINE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)       No fee required

(   )       Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

(   )       Fee paid previously with preliminary materials.

(   )       Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)         Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

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4)   Date Filed:

AERO MARINE ENGINE, INC.

One World Trade Center

121 S.W. Salmon Street
Suite 1100

Portland, Oregon  97204

May 9, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Aero Marine Engine, Inc., which will be held on Friday, May 20, 2005, at 1:00 p.m., Pacific Standard Time at 1607 N.E. 41st Avenue, Portland, Oregon 97232.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy.  If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in the affairs of the Company.

                                              Sincerely,

                                                                                                                                  /s/ Dr. Raymond Brouzes

                                                                                                                                  Dr. Raymond Brouzes

                                                                                                                                  Chief Executive Officer and President

AERO MARINE ENGINE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 20, 2005

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Aero Marine Engine, Inc. (the "Common Stock") will be held at 1607 N.E. 41st Avenue, Portland, Oregon 97232 on May 20, 2005 at 1:00 p.m., Pacific Standard Time, for the following purposes:

1.         To elect directors;

2.         To approve the Name change to:  Axial Vector Engine Corporation;

3.         To approve the Stock Option Plan;

4.         To confirm the appointment of Bagell, Josephs & Company, L.L.C. as auditors for the Company; and

5.         To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 31, 2005 are entitled to notice of, and to vote at, this meeting.

                                                 BY ORDER OF THE BOARD OF DIRECTORS

                                                 Dr. Raymond Brouzes,
                                                 Chief Executive Officer and President

May 9, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

AERO MARINE ENGINE, INC.

One World Trade Center

121 S.W. Salmon Street

Suite 1100

Portland, Oregon  97204

May 9, 2005

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

TO BE HELD MAY 20, 2005

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AERO MARINE ENGINE, INC. Associates OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement, which was first mailed to shareholders on or about May 9, 2005, is furnished in connection with the solicitation of proxies by the Board of Directors of Aero Marine Engine, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the “Annual Meeting”), which will be held at 1:00 p.m. Pacific Standard Time on May 13, 2005, at 1607 N.E. 41st Avenue, Portland, Oregon 97232 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be born by the Company.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on March 31, 2005 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.  Only holders of record as of the Record Date of shares of our common stock, $0.001 par value per share (“Common Stock”) are entitled to notice of and to vote at the Annual Meeting.   Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting.  On March 31, 2005, there were an aggregate of 28,862,942 shares of Common Stock outstanding and entitled to vote, held by approximately 116 shareholders.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Aero Marine Engine, Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview.  Aero Marine Engine, Inc. will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  Aero Marine Engine, Inc. will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Aero Marine Engine, Inc. has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders.  It is anticipated that Aero Marine Engine, Inc. will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Aero Marine Engine, Inc.’s proxies and related materials may be directed in writing to the Chief Executive Officer, Dr. Raymond Brouzes, One World Trade Center, 121 S.W. Salmon Street, Suite 1100, Portland, Oregon 97204.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of Aero Marine Engine, Inc.'s Articles of Incorporation to change the name of Aero Marine Engine, Inc. to Axial Vector Engine Corporation.

In order to ratify the 2005 Stock Option Plan of Aero Marine Engine, Inc. and confirm to the appointment of Bagell Josephs & Company, LLC as the auditor for the company, a quorum must be present and the votes cast in favor of ratifying the plan must exceed the number of votes cast in opposition to the plan excluding abstentions.

Stockholders may vote in favor of or against any of these proposals, or they may abstain.  Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter.  Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder.  If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card.  In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting.  Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person.  Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising Aero Marine Engine, Inc. in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person.  Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

QUORUM

The presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of the corporation’s common voting stock on the Record Date shall constitute a quorum for the transaction of business of the corporation’s common voting stock on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting.   Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until that person’s successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancy.

Nominees

Name	Age
Dr. Raymond Brouzes	63
Samuel J. Higgins	50
Benjamin Langford	55

Dr. Raymond Brouzes is our president, chief executive officer and has been one of our directors since January 2005.  Dr. Brouzes was invited in 1996 by the National Science and Technology Board of Singapore to create an environmental institute that would be one of the ten institutes funded by the government to spearhead that nation’s highly successful knowledge based economy. His appointed was based on a number of factors including his successful Canadian experience as Director General of the Technology Development Branch of Environment Canada; as Corporate Director for Environmental Affairs with Alcan Aluminium for 10 years and as a senior partner in a venture capital fund.   In 2001 following his five year appointment in Singapore, Dr. Brouzes accepted the Presidency of Ultrasound Fluid Technologies, L.L.C. a Texas based start-up firm specialized in ultrasound for cost-effective separation (desalination) of salt from seawater to produce potable water.  In May 2004, Dr. Brouzes accepted the position of President at Trans Max Industries, Inc., a reporting company that specializes in water production technology and intelligent plasma ignition management systems.

Samuel Higgins is one of our Directors since January 2005.  Since 1995, Mr. Higgins has served as Senior Managing Director of IEP, International Equity Partners a private equity firm with offices in Mexico, India and the United Arab Emirates.  Mr. Higgins also is a director of Trans Max Technologies, Inc. and Magellan Industries, Inc., both reporting companies.

Benjamin Langford is one of our Directors.  Benjamin Langford was formerly our President and resigned from this position on January 6, 2005.  Mr. Langford was employed from 1999 to 2000 at Jefferson Smurfit Corporation in their Oregon City Division in the Production Department.  In 2000 until present, Mr. Langford has been President and sole owner of Langford Unlimited, as a business consultant.

Significant Employees

The Company does not have any significant employees other than its President and Chief Executive Officer, Dr. Raymond Brouzes.

Family Relationships

Other than the relationships set forth below, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Benjamin Langford is the brother-in-law of Samuel Higgins.

Involvement in Certain Legal Proceedings

To the best knowledge of the Company, during the past five years, none of the following  occurred  with  respect  to a present or former director or executive officer:  (1)  any bankruptcy petition filed by or against any business  of which such person was a general partner or executive officer either at  the  time  of the bankruptcy or within two years prior to that time; (2) any conviction  in  a  criminal  proceeding  or  being subject to a pending criminal proceeding  (excluding  traffic  violations and other minor offenses); (3) being subject  to  any order, judgment or decree, not subsequently reversed, suspended or  vacated,  of  any  court  of  any  competent  jurisdiction,  permanently  or temporarily enjoining, barring, suspending or otherwise limiting his involvement in  any  type of business, securities or banking activities; and (4) being found by  a  court  of  competent  jurisdiction  (in  a  civil action), the SEC or the Commodities  Futures  Trading  Commission  to  have  violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or  vacated.

Certain Relationships and Related Transactions

Except as set forth below, none of the Company’s directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of its outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect the Company.

On July 1, 2004, Financial Investors, Inc. acquired 6,333,784 shares of the Company’s common stock, Eastern Business Associates, Inc. acquired 6,333,784 shares of the Company’s common stock, and the Balboa Group acquired 19,001,352 shares of the Company’s common stock.  Samuel J. Higgins, one of our directors, is a director each of the companies set forth above.

International Equity Partners, S.A. entered into an agreement with Transporter, Inc. and acquired the rights to certain technologies.  On August 24, 2004, the Company acquired Transporter, Inc.  Also on August 24, 2004, International Equity Partners, S.A. assigned to the Company all their rights, title, and interest in the agreement entered into with Transporter, Inc. in exchange for 25,000,000 shares of the Company’s common stock.  International Equity Partners, S.A. is an entity controlled by Samuel J. Higgins, one of the Company’s directors.

At December 31, 2004, the Company owed Trans Max Technologies, Inc. (“Trans Max”) $314,339 for advances made in relocating this company to Ronkonkoma, New York and funding their payroll.

The Company’s Chief Executive Officer, Raymond Brouzes, is also the Chief Executive Officer of Trans Max.  At the time of this advance, Mr. Brouzes was not the Chief Executive Officer of either Aero Marine Engine, Inc. or Trans Max.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  As best the Company was able to determine, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2004:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Dr. Raymond Brouzes, CEO & President	1	1	1
Samuel J. Higgins, Director	4	19	4
Benjamin Langford, Director	0	0	0
Donald Whitehead, Former Secretary and Director	0	0	0
Jeffrey Floyd, Former Treasurer and Director	0	0	0

Audit Commitee

The Company does not have a designated standing audit committee.

Information Regarding the Board

The Company's Board of Directors (the “Board”) has no Committees. The Board met one time during the last fiscal year.  In addition, the Board signed several written consents to act without meeting as issued were raised during the fiscal year.  The current Board includes Dr. Raymond Brouzes, Samuel J. Higgins and Benjamin Langford.

Executive Compensation

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Dr. Raymond Brouzes	President, CEO and Director	2004 2003 2002	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
Benjamin Langford	Former President and Director	2004 2003 2002	2,000 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Donald Whitehead	Former Secretary and Director	2004 2003 2002	500 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Jeffrey Floyd	Former Treasurer	2004 2003 2002	500 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a

Stock Option Grants

The Company did not grant any stock options to its executive officers or employees during the year ended December 31, 2004.  The Company has not granted any stock options to its executive officers or employees since December 31, 2004.

Securities Authorized for Issuance Under Equity Compensation Plans

An equity compensation plan has been approved by the Company’s board of directors and this plan will be presented for approval of the shareholders at the Annual Meeting.

Compensation to Directors

The Company currently compensate Mr. Higgins $5,000 on a monthly basis for his service as a member of the board of directors.  Other than the compensation paid to Mr. Higgins, the Company’s directors are not compensated for serving on its board of directors.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES, DR. RAYMOND BROUZES, SAMUEL J. HIGGINS AND BENJAMIN LANGFORD.  IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR DR. RAYMOND BROUZES, MR. HIGGINS AND MR. LANGFORD.

NAME CHANGE

CHANGE OF CORPORATE NAME TO AXIAL VECTOR ENGINE CORPORATION

Aero Marine Engine, Inc. recently refocused its business with the intent to acquire certain engine technologies which involve an engine referred to as the axial vector engine.  In order to more closely reflect the business direction of the company, management considers it in the best interest of Aero Marine to change its name to Axial Vector Engine Corporation. This pending acquisition is substantially contingent upon the receipt of funding to acquire certain engine technologies.  The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS OF AMENDMENT

If the amendment is approved by Aero Marine Engine's shareholders, such Certificate of Amendment will become effective upon its filing by Aero Marine Engine, Inc. with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT.  PROXIES SOLICITED BY AERO MARINE ENGINE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

RATIFY THE 2005 STOCK OPTION PLAN OF AERO MARINE ENGINE, INC.

On March 31, 2005, the board of directors approved the 2005 Stock Option Plan.  The purpose of this Plan is to strengthen Aero Marine Engine, Inc. by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of Aero Marine Engine, Inc. stock, and to attract individuals of outstanding ability to render services to and enter the employment of Aero Marine Engine, Inc.  The stock available for granting options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock.  The maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the company, including shares previously issued under the Plan or other stock option plans created by the Company.  Unless sooner terminated by the Board in its sole discretion, this Plan will expire on March 31, 2015.  The full text of the 2005 Stock Option Plan is attached hereto as Appendix B.

The board has not as yet issued any options under the plan.

In summary, this plan provides as follows:

Types of Stock Options

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock

Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non‑Qualified Stock Options”).

Administration of the Plan

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non‑employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

Grant of Options

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non‑Employee Directors shall be eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator.  In addition, Non-Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

Stock Subject to Plan

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the Company, including shares previously issued under the Plan or other stock option plans created by the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed five percent (5%) of the issued and outstanding common shares of the Company.  In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

Terms and Conditions of Options

Specific requirements for the terms and conditions of all Option Agreements entered into are detailed in the Plan.

Termination of Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (with limited exception) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

Indemnification

The Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company).

Effective Date and Term of the Plan

This Plan became effective (the "Effective Date") on March 31, 2005, the date of adoption by the board of directors.  Unless sooner terminated by the Board in its sole discretion, this plan will expire on March 31, 2015.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE RATIFYING THE 2005 STOCK OPTION PLAN.  PROXIES SOLICITED BY AERO MARINE ENGINE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the Company’s common stock and by the executive officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 28,862,942 shares of common stock issued and outstanding on March 31, 2005.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Current Executive Officers & Directors:
Common	Dr. Raymond Brouzes One World Trade Center 121 S.W. Salmon Street, Suite 1100 Portland, Oregon 97204	900,000 shares	3.1%
Common	Samuel J. Higgins One World Trade Center 121 S.W. Salmon Street, Suite 1100 Portland, Oregon 97204	20,453,547 shares (2)	70.9%
Common	Benjamin Langford One World Trade Center 121 S.W. Salmon Street, Suite 1100 Portland, Oregon 97204	0 shares	0%
Total of All Current Directors and Officer:		21,353,547 shares	74.0%

(1)       As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)    Mr. Higgins has an indirect beneficial ownership in 18,453,547 shares held by International Equity Partners S.A. Mr. Higgins has an indirect beneficial ownership in 1,000,000 shares held by Higgins Irrevocable Trust with his spouse as trustee.  Mr. Higgins has an indirect beneficial ownership in 1,000,000 shares held by HJS Family Trust for the benefit of Mr. Higgins’ sons.    In accordance with Rule 13d-4 of the Exchange Act, Mr. Higgins disclaims beneficial ownership in these shares.

SELECTION OF AUDITORS

The board of directors selected Bagell Josephs & Company, L.L.C. as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended June 30, 2005. Bagell Josephs & Company, L.L.C. audited the Company’s financial statements for the year ended June 30, 2004.  The shareholders are being asked to confirm this appointment.

Representatives of Bagell Josephs & Company, L.L.C., are not expected to be present at the Annual Meeting, but will be given the opportunity to make a statement if they desire.

Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed by the Company’s auditors for professional services rendered in connection with a review of the financial statements included in its quarterly reports on Form 10-QSB and the audit of its annual consolidated financial statements for the fiscal years ended June 30, 2003 and 2004 were approximately $12,500 and $9,000 respectively.

Financial Information Systems Design and Implementation Fees

For the most recent fiscal year, there were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

All Other Fees

The aggregate fees billed by the Company’s auditors for all services other than those set forth above, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended June 30, 2003 and 2004 were $0 and $0 respectively.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING BAGELL JOSEPHS & COMPANY LLC AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY AERO MARINE ENGINE, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

Forward-Looking Statements

This proxy statement includes statements that are not historical facts.  These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on Aero Marine Engine, Inc.’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances.  As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement.  Aero Marine Engine, Inc. does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

Aero Marine Engine, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Aero Marine Engine, Inc. files reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors

 /s/ Dr. Raymond Brouzes

Dr. Raymond Brouzes

President and Chief Executive Officer

AERO MARINE ENGINE, INC.

PROXY

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF AERO MARINE ENGINE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DR. RAYMOND BROUZES with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 1607 N.E. 41st Avenue, Portland, Oregon 97232, on May 20, 2005 at 1:00 p.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]                       Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1.         Election of Directors: Dr. Raymond Brouzes, Samuel J. Higgins and Benjamin Langford

FOR Election of director	NOT FOR Election of director	Abstain
[_]	[_]	[_]

Except vote withheld from following nominee listed above.

___________________________      ________________________

2.         Name Change to:  Axial Vector Engine Corporation

FOR Name Change	NOT FOR Name Change	Abstain
[_]	[_]	[_]

3.         Stock Option Plan

FOR Stock Option Plan	NOT FOR Stock Option Plan	Abstain
[_]	[_]	[_]

4.         Confirm Appointment of Bagell Josephs & Company, L.L.C. as auditor for the Company

FOR Appointment	NOT FOR Appointment	Abstain
[_]	[_]	[_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY VIA MAIL OR FAX (503) 249-8500. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

____________________________________                        _____________________________________

Signature                                              Date                             Signature                                              Date

___________________________                                          ___________________________

Print Name Here                                                                       Print Name Here

APPENDIX A

CERTIFICATE OF AMENDMENT (Pursuant to NRS 78.385 and 78.390
Dean Heller

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684-5708

Important: Read attached instructions before completing form.                                                                                   ABOVE SPACE IS FOR OFFICE USE ONLY

                                                                             Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.         Name of corporation:

            Aero Marine Engine, Inc.

2.         The articles have been amended as follows (provide article numbers, if available):

Article I is amended to read as follows:

The name of the Corporation is Axial Vector Engine Corporation

3.         The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:_______________________*

4.         Effective date of filing (optional): ___________________________________________

                                                            (must not be later than 90 days after the certification is filed)

5.         Officer Signature (required): ________________________________

*  if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

 This form must be accompanied by appropriate fees.  See attached fee schedule.                                                                                                  Nevada Secretary of State AM 78.385 Amend 2003

                                                                                                                                                                                                                                                                                      Revised on:  11/03/03

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APPENDIX B

STOCK OPTION PLAN OF

AXIAL VECTOR ENGINE CORPORATION

A Nevada Corporation

1.  Purpose of the Plan

The purpose of this Plan is to strengthen Axial Vector Engine Corporation (fka Aero Marine Engine, Inc., hereinafter the “Company”) by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2.  Types of Stock Options

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non‑Qualified Stock Options”).

3.  Definitions

The following definitions are applicable to the Plan:

(a)  Board.  The Board of Directors of the Company.

(b)  Code.  The Internal Revenue Code of 1986, as amended from time to time.

(c)  Common Stock. The shares of Common Stock of the Company.

(d)  Company. Axial Vector Engine Corporation, a Nevada corporation.

(e)  Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

(f)   Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

(g)  Fair Market Value. For purposes of the Plan, the “fair market value" per share of Common Stock of the Company at any date shall be: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ

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      electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

(h)  Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(i)   Non‑Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

(j)   Optionee. The recipient of a Stock Option.

(k)  Plan Administrator. The board or a committee designated by the Board pursuant to Section 4 to administer and interpret the terms of the Plan.

(l)   Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4.  Administration of the Plan

This Plan shall be administered by a “Compensation Committee” or “Plan Administrator” composed of members selected by, and serving at the pleasure of, the Board of Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non‑employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

All of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non‑employee directors" within the meaning of Rule l6b‑3(b)(3)(i) promulgated by the Securities and Exchange Commission.  From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

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At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator during such periods of time as all members of the Board are “outside directors” as defined in Prop. Treas. Regs. §1.162‑27(e)(3), except that this requirement shall not apply during any period of time prior to the date the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

5.  Grant of Options

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years frorn the date such Option is granted.

An employee may receive more than one Option under the Plan. Non‑Employee Directors shall be eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator.  In addition, Non-Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

6.  Stock Subject to Plan

The stock available for grant of Options under this Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate sales price, or amount of securities sold, during any 12 month period may not exceed the greater of: (1) $1 million, (2)  15% of the total assets of the Company, or (3) 15% of the issued and outstanding common stock of the company, including shares previously issued under this Plan or other stock option plans created by the Company, whichever is greater. The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed 5% of the issued and outstanding shares.  In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7.  Terms and Conditions of Options

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a)  Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

(b)  Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value

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      per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Common Stock of the Company on the date the Option is granted.  For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

(c)  Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cash1ess exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock‑for‑stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option.  At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee my pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock‑for‑stock exercise, or (iv) a combination of one or more of the foregoing payment rnethods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or mange for the extension and maintenance of credit to any Optionee to finance the Optionee’s purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d)  Terms of Option.  No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non‑Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an

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      employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

(e)  Exercise of an Option. No Option shall be exercisable during the lifetime of the Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise; provided however, the Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one‑third (1/3) of such total number of shares at any time after the end of each consecutive one‑year period thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

(f)   No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

(g)  Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000.  To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.  The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

(h)  Restriction on Issuance of Shares.  The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws.  If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section.  In addition, the Optionee may be required to execute a buy‑sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

(i)   Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will

5

      be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

(j)   Rights as a Shareholder or Employee.  An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares.  No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (m) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

(k)  No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

(l)   Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (d) above.

(m) Recapitalization or Reorganization of the Company.  Except as otherwise provided herein, appropriate and proportionate adjustments shall be made (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly‑owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall he rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such

6

adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly‑owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten‑day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

(n)  Modification, Extension and Renewal of Options.  Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised).  The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing. no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

(o)  Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan

       Administrator.

8.    Termination or Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (except by operation of the provisions of paragraph (m) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9.  Indemnification

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent

7

legal counsel selected by the Company).  In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.  Effective Date and Term of the Plan

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors as evidenced by the date and signature below.  Options granted under the Plan prior to shareholder approval are subject to cancellation by the Plan Administrator if shareholder approval is not obtained within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on March 31, 2015.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed this 31st day of March, 2005.

AXIAL VECTOR ENGINE CORPORATION

___/s/ Dr. Raymond Brouzes___________

By: Dr. Raymond Brouzes

Its: Chief Executive Officer

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